UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

Belpointe PREP, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-40911	84-4412083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Glenville Road
Greenwich, Connecticut	06831
(Address or principal executive offices)	(Zip Code)

(203) 883-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act :

Title of Class	Trading Symbol	Name of Exchange on which registered
Class A units	OZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.	☐

Item 8.01 Other Events.

Belpointe PREP, LLC (“we,” “us,” “our,” or the “Company”) has approved the Company’s quarterly determination of net asset value (“NAV”) and NAV per Class A unit as of June 30, 2026 (the “Determination Date”), in accordance with our valuation policies.

The following table provides a breakdown of the major components of our NAV and NAV per Class A unit as of the Determination Date:

Assets
Investments in real properties	$727,299,889
Cash and cash equivalents	15,636,979
Other assets	18,588,763
Total Assets	$761,525,631

Liabilities
Debt and other borrowings	282,311,738
Other liabilities	24,200,426
Total Liabilities	$306,512,164

NAV	$455,013,467
Number of Class A units outstanding	3,909,902
NAV per Class A unit	$116.37

Our NAV per Class A unit is based on the NAV of our assets and investments (such as our portfolio of commercial real estate properties) in addition to any other assets (such as cash on hand following any distributions to Belpointe PREP Manager, LLC (our “Manager”) pursuant to its Class B units, if any), less any liabilities (such as our construction loans), including the allocation or accrual of management fees, allocation or accrual of gains or distributions distributable to our Manager pursuant to its Class B units and expenses reimbursable to our Manager and its affiliates, including our Belpointe, LLC, our sponsor.

We calculate NAV per Class A unit using a process designed to produce a fair and accurate estimate of the price that would be received for our assets and investments in an arm’s-length transaction between a willing buyer and a willing seller in possession of all material information about our assets and investments. Our Manager periodically reviews our valuation methodologies and policies to determine whether they remain in the best interests of our unitholders and may adjust our methodologies as it deems appropriate. Our determination of NAV is not a representation or guarantee that we will be able to fully realize our NAV upon a sale of our assets and investments, or that our Class A units will trade at our NAV per Class A unit on the NYSE American.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2026

BELPOINTE PREP, LLC

By:	/s/ Brandon E. Lacoff
Brandon E. Lacoff
Chairman of the Board and Chief Executive Officer